UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

BIO-KEY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of Principal Executive Offices)	07719 (Zip Code)

(Registrant's telephone number, including area code): (732) 359-1100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

BIO-key International, Inc. (the “Company,”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday June 13, 2019. All holders of record of the Company’s common stock outstanding as of the close of business on April 22, 2019 were entitled to vote at the Annual Meeting. At the Annual Meeting, stockholders approved the proposals set forth below. Each of the proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 30, 2019.

1. Proposal to elect the following nominees to serve as members of the Company’s board of directors for a one-year term: Michael W. DePasquale, Wong Kwok Fong (Kelvin), Thomas Gilley, Thomas E. Bush, III, Pieter Knook, Robert J. Michel, Fabian Shin and Yao Jianhui. Each of the nominees were elected and the final voting results were as follows:

Name Michael DePasquale Wong Kwok Fong (Kelvin) Thomas Gilley Thomas E. Bush, III Pieter Knook Robert J. Michel Fabian Shin Yao Jianhui	Votes For 5,000,654 5,266,343 5,103,330 5,042,675 5,266,265 5,179,710 5,092,505 5,086,990	Withheld 541,822 276,133 439,146 499,801 276,211 362,766 449,971 455,486	Broker Non-Votes 4,951,344 4,951,344 4,951,344 4,951,344 4,951,344 4,951,344 4,951,344 4,951,344

2. Proposal to adopt an amendment to the BIO-key International, Inc. 2015 Equity Incentive Plan. The proposal was approved and the final voting results were as follows:

Votes For 4,869,596	Votes Against 592,475	Abstentions 80,405	Broker Non-Votes 4,951,344

3. Proposal to ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The proposal was approved and the final voting results were as follows:

Votes For 9,369,799	Votes Against 627,269	Abstentions 496,752	Broker Non-Votes 0

4. Proposal to approve, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers.  The proposal was approved and the final voting results were as follows:

Votes For 4,840,310	Votes Against 564,059	Abstentions 138,107	Broker Non-Votes 4,951,344

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-key International, Inc.

Date: June 14, 2019	By:	/s/ Cecilia Welch
Cecilia Welch
Chief Financial Officer